Supplement to the
Fidelity® Select Portfolios®
Money Market Portfolio
April 29, 2015
Prospectus

Effective the close of business on August 21, 2015, new positions in Money Market Portfolio may no longer be opened. Shareholders of the fund on that date may continue to add to their existing fund positions. Investors who did not own shares of the fund on August 21, 2015, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 21, 2015, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since August 21, 2015, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

At a special shareholder meeting of Money Market Portfolio, shareholders approved a proposal to merge Money Market Portfolio into Fidelity Money Market Fund. The Reorganization is expected to take place in the fourth quarter of 2015.

SELMM-15-05  July 24, 2015
1.857351.114